Third Quarter 2018 Earnings Call October 25, 2018 Exhibit 99.2

Terminology The terms “we,” “our,” “us,” “the Company,” “CSTR” and “CapStar” that appear in this presentation refer to CapStar Financial Holdings, Inc. and its wholly owned subsidiary, CapStar Bank. The terms “CapStar Bank,” “the Bank” and “our Bank” that appear in this presentation refer to CapStar Bank. Contents of Presentation Except as is otherwise expressly stated in this presentation, the contents of this presentation are presented as of the date on the front cover of this presentation. Market Data Market data used in this presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. CSTR did not commission the preparation of any of the sources or publications referred to in this presentation. CSTR has not independently verified the data obtained from these sources, and, although CSTR believes such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Non-GAAP Disclaimer This presentation includes the following financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”): pre-tax, pre-provision net income, pre-tax, pre-provision return on average assets, tangible equity, tangible common equity, tangible assets, return on average tangible equity, return on average tangible common equity, book value per share (as adjusted), tangible book value per share (as reported and as adjusted), tangible equity to tangible assets, tangible common equity to tangible assets and adjusted shares outstanding at end of period. CSTR non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to its financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting the CSTR business, and (iii) allow investors to evaluate the CSTR performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CSTR acknowledges that its non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. See the Appendix to this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclaimers

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and our financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire”, “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “ roadmap,” “goal,” “target,” “guidance”, “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. The inclusion of these forward-looking statements should not be regarded as a representation by us or any other person that such expectations, estimates and projections will be achieved. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: The acceptance by customers of Athens of the Company’s products and services, the ability of the Company to meet expectations regarding the benefits, costs, synergies, and financial and operational impact of the Athens merger; the possibility that any of the anticipated benefits, costs, synergies and financial and operational improvements of the Athens merger will not be realized or will not be realized as expected; the possibility that the Athens merger integration may be more expensive or take more time to complete than anticipated; the opportunities to enhance market share in certain markets and market acceptance of the Company generally in new markets; economic conditions (including interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation and deflation) that impact the financial services industry as a whole and/or our business; the concentration of our business in the Nashville metropolitan statistical area (“MSA”) and the effect of changes in the economic, political and environmental conditions on this market; increased competition in the financial services industry, locally, regionally or nationally, which may adversely affect pricing and the other terms offered to our clients; our dependence on our management team and board of directors and changes in our management and board composition; our reputation in the community; our ability to execute our strategy and to achieve our loan ROAA and efficiency ratio goals, hire seasoned bankers, loan and deposit growth through organic growth and strategic acquisitions; credit risks related to the size of our borrowers and our ability to adequately identify, assess and limit our credit risk; our concentration of large loans to a small number of borrowers; the significant portion of our loan portfolio that originated during the past two years and therefore may less reliably predict future collectability than older loans; the adequacy of reserves (including our allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserve; non-performing loans and leases; non-performing assets; charge-offs, non-accruals, troubled debt restructurings, impairments and other credit-related issues; adverse trends in the healthcare service industry, which is an integral component of our market’s economy; our management of risks inherent in our commercial real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of our collateral and our ability to sell collateral upon any foreclosure; governmental legislation and regulation, including changes in the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act of 2010, as amended, Basel guidelines, capital requirements, accounting regulation or standards and other applicable laws and regulations; the impact of the Tax Cuts and Job Act of 2017 on the Company and its financial performance and results of operations; the loss of large depositor relationships, which could force us to fund our business through more expensive and less stable sources; operational and liquidity risks associated with our business, including liquidity risks inherent in correspondent banking; volatility in interest rates and our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to our earnings from a change in interest rates; the potential for our bank’s regulatory lending limits and other factors related to our size to restrict our growth and prevent us from effectively implementing our business strategy; strategic acquisitions we may undertake to achieve our goals; the sufficiency of our capital, including sources of capital and the extent to which we may be required to raise additional capital to meet our goals; fluctuations in the fair value of our investment securities that are beyond our control; deterioration in the fiscal position of the U.S. government and downgrades in Treasury and federal agency securities; potential exposure to fraud, negligence, computer theft and cyber-crime; the adequacy of our risk management framework; our dependence on our information technology and telecommunications systems and the potential for any systems failures or interruptions; our dependence upon outside third parties for the processing and handling of our records and data; our ability to adapt to technological change; the financial soundness of other financial institutions; our exposure to environmental liability risk associated with our lending activities; our engagement in derivative transactions; our involvement from time to time in legal proceedings and examinations and remedial actions by regulators; the susceptibility of our market to natural disasters and acts of God; and the effectiveness of our internal controls over financial reporting and our ability to remediate any future material weakness in our internal controls over financial reporting. The foregoing factors should not be construed as exhaustive and should be read in conjunction with those factors that are detailed from time to time in the Company’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. Safe Harbor Statements

3Q18 Highlights demonstrates objectives of sound, profitable growth

Highlights

- Fully Diluted EPS of $0.28. Excluding $540K of one time merger-related expenses, Operating Fully Diluted EPS[1] of $0.31.
- Return on Average Assets of 1.02% with Operating Return on Average Assets[1] of 1.13%.
- Average HFI Loan growth up 11% from prior quarter.
- Treasury Management fees up 24% over the prior year.
- Allowance for Loan Losses at 1.42% of Gross Loans; $32K Net Recovery for the quarter and a Net Recovery of $170K YTD.
- CapStar ranked as the #5 SBA lender in Tennessee with team hired in January 2018[3].
- Closed Athens acquisition on October 1, 2018.

Financial Results

	GAAP	Non-GAAP Operating [1]
Fully Diluted EPS	$0.28	$0.31
ROAA	1.02%	1.13%
ROATE	9.67%	10.72%
Efficiency Ratio	68.2%	64.6%
Net Interest Margin[2]	3.35%	3.35%

(1) Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations included in the Appendix at the end of this presentation using a blended statutory income tax rate of 26.14% excluding one-time merger related items.
(2) Calculated on a tax equivalent basis.
(3) U.S Small Business Administration Lender Ranking Report at September 30, 2018.

CAPSTAR FINANCIAL HOLDINGS, INC.

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Loan Growth *Annualized % change from 2Q-18 to 3Q-18 Growth driven primarily by C&I and Construction and Land Development loans. Unfunded commitments continue to provide opportunity for future growth. Avg HFI loan growth up 11% from Q2-18. EOP HFI loan growth of 10% from Q2-18. +11%       Q3-18 Change Vs. Q2-18* Change Vs. Q3-17 $ in millions $ $ % $ % Balance Sheet (EOP Balances) Commercial and Industrial $ 399 $ 13 13% $ 4 1% Commercial Real Estate 405 (3) -3% 38 10% Consumer Real Estate 113 3 11% 12 12% Construction and Land Development 130 33 136% 50 62% Consumer 8 (1) -57% 2 32% Other 19 (17) -183% (7) -25% Total Loans HFI $ 1,074 $ 27 10% $ 99 10%             +9%

Credit Quality Net Recovery of $32K for the quarter and Net Recovery of $170K YTD. NPAs/Loans + OREO flat vs. last quarter. We remain appropriately reserved at 1.42%. One impaired loan of $5.4MM with a specific reserve of $2.7MM. Special mention loans consist of three relationships and approximately $7MM in outstanding balances.

Loan Yields The loan yield for the quarter was 5.00% and down 4 bps from Q2. The yield on new loan production in 3Q was 5.24%. Variable rate loans are repricing as expected but 1 month LIBOR increased late in 3Q which will push benefit into the fourth quarter. The decrease in loan fees was due to lower fees on CRE and SBA loans. Loan Yield Rollforward Q2-18 (Avg) 5.04% New Loan Production 0.01% Repricing of Variable Rate Loans 0.03% Loan Volume/Mix 0.04% Decrease in Loan Fees/Costs (0.12%) Q3-18 (Avg) 5.00%

Fed Funds 0.75% Fed Funds 1.00% Fed Funds 1.25% Fed Funds 1.50% Fed Funds 1.75% Fed Funds 2.00% Deposit Growth and Costs * * Annualized % Change from 2Q-18 to 3Q-18 The deposit beta in the third quarter was 44% (0.11%/0.25%) which is improved from the second quarter beta of 92%. With the last seven rate increases, we have held our deposit costs to a 37% beta (0.58%-1.22% with a 175 bps increase in Fed Funds). DDA decreased slightly as customers are holding fewer balances and paying fees (Treasury Mgmt).       Q3-18 Change Vs. Q2-18* Change Vs. Q3-17 $ in millions $ $ % $ % Balance Sheet (Avg Balances) Non-Interest Bearing $ 234 $ (4) -6% $ (3) -1% Interest Checking (NOW) 319 39 55% 27 9% Savings & Money Market 391 (37) -34% 36 10% Time Deposit's under $100K 41 2 26% 1 4% Time Deposit's over $100K 163 8 21% (9) -5% Deposits $ 1,147 $ 9 3% $ 53 5%

Net Interest Margin(1) Asset sensitive balance sheet positions us well in a rising rate environment. Our NIM decreased 11 bps due to: Increase in loan book repricing with rate increases of 6 bps. Increase in LIBOR in late Q3 did not provide full impact to the quarter. Decrease of 7 bps in loan fees. Deposit costs impacted net interest margin 11 bps. Net Interest Margin     2Q-18 (Avg) 3.46% Loan Volumes & Pricing 0.06% Decrease in Loan Fees -0.07% Increase in Deposit Costs -0.11% Investment & Cash Mix 0.01% 3Q-18 (Avg) 3.35% Calculated on a tax equivalent basis

Non-Interest Income Treasury Management increased due to clients holding less cash and paying in fees. Mortgage Fees are up from prior quarter but down from prior year. Although we sold more loans in 3Q over prior year, we had compressed margins with an increase in jumbo loans.   Three Months Ended (Dollars in thousands) September 30, June 30, March 31, December 31, September 30, 2018 2018 2018 2017 2017 Non-Interest Income  Treasury Management and Other Deposit Service Charges $ 528 $ 427 $ 402 $ 419 $ 427 Net Gain (Loss) on Sale of Securities (1) 3 0 (108) 9 Tri-Net Fees 373 325 528 254 367 Mortgage Banking Income 1,634 1,383 1,313 1,621 2,030 Other 684 628 845 550 539 Total Non-Interest Income $ 3,218 $ 2,765 $ 3,088 $ 2,736 $ 3,372 Average Assets 1,421,873 1,396,359 1,351,129 1,329,621 1,367,993 Non-Interest Income / Average Assets 0.90% 0.79% 0.93% 0.82% 0.98%    Non-interest Income at 0.90% of Average Assets and increased in all categories over Q2

Non-Interest Expense

Excluding merger-related charges, expenses are flat to prior quarter as previously guided.

	Three Months Ended				
(Dollars in thousands)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Non-Interest Expense					
Salaries and Employee Benefits	$ 6,514	$ 6,340	$ 6,257	$ 5,411	$ 5,119
Data Processing & Software	803	810	798	746	709
Professional Fees	255	344	474	473	336
Occupancy	544	535	521	507	531
Equipment	520	602	539	467	564
Regulatory Fees	228	233	203	234	270
Merger-Related Charges	540	335	-	-	-
Other	666	807	786	861	946
Total Non-Interest Expense	$ 10,070	$ 10,005	$ 9,580	$ 8,699	$ 8,475
Efficiency Ratio	*68.2%*	*69.7%*	*68.8%*	*65.6%*	*59.6%*
Average Assets	*$ 1,421,873*	*$ 1,396,359*	*$ 1,351,129*	*$ 1,329,621*	*$ 1,367,993*
Non-Interest Expense / Average Assets	*2.81%*	*2.87%*	*2.88%*	*2.60%*	*2.46%*
FTE	*185*	*183*	*182*	*175*	*168*
Operating Non-Interest Expense[(1)]	$ 9,530	$ 9,671	$ 9,580	$ 8,699	$ 8,475
Operating Efficiency Ratio[(1)]	64.6%	67.4%	68.8%	65.6%	59.6%
Operating Non-Interest Expense/ Average Assets[(1)]	2.66%	2.78%	2.88%	2.60%	2.46%

- 3Q18 Salary and Employee Benefits are higher vs. prior year due to additional FTE and an increase in the corporate incentive accrual to align with improved YTD performance.

(1) Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations, using a blended statutory income tax rate of 26.14% excluding one-time merger-related items. See the Appendix to this presentation for reconciliation and discussion of Non-GAAP metrics.

CAPSTAR FINANCIAL HOLDINGS, INC.
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We have 33K stock options expiring in Q4-2018. Our normalized tax rate will be impacted by the exercise of these grants depending on the stock price at the date of exercise. Effective Tax Rate with Stock Compensation Benefits 3Q18 YTD 2018 Effective Tax Rate $ in thousands Effective Tax Rate $ in thousands Normalized income tax expense 23.0% $ 968 23.0% $ 2,775 Excess tax benefit -10.0% (422) -8.8% (1,062) Other 0.2% 8 -0.1% (11) Income tax expense 13.2% $ 554 14.1% $ 1,702 Stock Price Sensitivity Assumed Stock Price --> $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 2018 Estimated remaining income tax benefit from stock compensation transactions* ($23,005) ($31,686) ($40,367) ($49,048) ($57,729) ($66,410) *Assumes all 2018 expiring stock options are exercised in 2018 *Assumes current statutory tax rates

Capital ratios are above regulatory guidelines. Capital *Reconciliation provided in non-GAAP tables in the Appendix at the end of this presentation. Capital Ratios Q3-18   Q2-18   Q1-18   Q4-17   "Well Capitalized" Guidelines                     Tangible Equity / Tangible Assets* 10.72%   10.53%   10.35%   10.51%   NA Tangible Common Equity / Tangible Assets* 10.09%   9.89%   9.70%   9.84%   NA Tier 1 Leverage Ratio 11.02%   10.87%   10.91%   10.77%   ≥ 5.00% Tier 1 Risk Based Capital Ratio 11.49%   11.41%   11.11%   11.41%   ≥ 8.00% Total Risk Based Capital Ratio 12.62%   12.53%   12.22%   12.52%   ≥ 10.00%

Transaction Update On June 11th, CSTR announced plans to acquire Athens Bancshares Corporation Athens, TN based bank holding company Approximately $460 million in assets; core ROAA and ROAE consistently at or above 1.25% and 11.0% respectively, over the last four quarters MRQ cost of deposits of 0.47% Transaction rationale consistent with stated M&A objectives Cultural fit Strengthened funding profile Complementary markets Expanded product capabilities Financially compelling Transaction closed on October 1st and company integration is ahead of schedule Pro forma financial results are in line with initial estimates *Refer to “Safe Harbor Statements” on slide 3

CapStar’s strategy remains one of sound, profitable growth. Focused on Athens integration and capturing synergies. Focused on increasing primary bank status with more clients. Organic growth opportunities through market share takeaway. Strong year-to-date performance. Key Takeaways* *Refer to “Safe Harbor Statements” on slide 3

Appendix: Historical Financials

Historical Financials * Reconciliation provided in non-GAAP tables in this Appendix. See also “Non-GAAP Disclaimer” on slide 2.   Three Months Ended Nine Months Ended Twelve Months Ended December 31, September 30, September 30, (Dollars in thousands, except per share information) 2018 2017 2018 2017 2017 2016 2015 2014 STATEMENT OF INCOME DATA  Interest Income $ 15,782 $ 13,521 $ 44,880 $ 38,390 $ 51,515 $ 45,395 $ 40,504 $ 38,287 Interest Expense 4,239 2,678 10,904 7,045 9,651 6,932 5,731 5,871 Net Interest Income 11,543 10,843 33,976 31,345 41,863 38,463 34,773 32,416 Provision for Loan and Lease Losses 481 (195) 1,328 12,900 12,870 2,829 1,651 3,869 Non-Interest Income 3,218 3,372 9,072 8,171 10,908 11,084 8,884 7,419 Non-Interest Expense 10,070 8,475 29,655 25,066 33,765 33,129 30,977 28,562 Income before Income Taxes 4,210 5,935 12,065 1,550 6,136 13,590 11,029 7,404 Income Tax Expense 554 1,516 1,702 141 4,635 4,493 3,470 2,412 Net Income 3,656 4,419 10,363 1,409 1,501 9,097 7,559 4,992 Pre-Tax Pre-Provision Net Income * 4,691 5,740 13,393 14,450 19,006 16,419 12,680 11,273

Historical Financials   Three Months Ended September 30, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2018 2017 2017 2016 2015 2014 BALANCE SHEET (AT PERIOD END)  Cash & Due From Banks $ 52,589 $ 69,789 $ 82,797 $ 80,111 $ 100,185 $ 73,934 Investment Securities 200,026 201,034 205,186 235,250 221,890 285,514 Loans Held for Sale 50,499 53,225 74,093 42,111 35,729 15,386 Gross Loans and Leases (Net of Unearned Income) 1,073,870 974,530 947,537 935,251 808,396 713,077 Total Intangibles 6,219 6,252 6,242 6,290 6,344 6,398 Total Assets 1,416,907 1,338,559 1,344,429 1,333,675 1,206,800 1,128,395 Deposits 1,126,403 1,091,495 1,119,866 1,128,722 1,038,460 981,057 Borrowings and Repurchase Agreements 125,000 95,000 70,000 55,000 48,755 34,837 Total Liabilities 1,259,397 1,194,355 1,197,483 1,194,468 1,098,214 1,025,744 Common Equity 148,510 135,204 137,946 130,207 92,086 86,151 Preferred Equity 9,000 9,000 9,000 9,000 16,500 16,500 Total Shareholders' Equity 157,510 144,204 146,946 139,207 108,586 102,651 Total Liabilities and Shareholders’ Equity 1,416,907 1,338,559 1,344,429 1,333,675 1,206,800 1,128,395

Historical Financials

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,			
(Dollars in thousands, except per share information)	2018	2017	2018	2017	2017	2016	2015	2014
SELECTED PERFORMANCE RATIOS								
Return on Average Assets (ROAA)	1.02%	1.28%	1.00%	0.14%	0.11%	0.72%	0.66%	0.47%
Pre-Tax Pre-Provision Return on Average Assets (PTPP ROAA) (1)	1.31%	1.66%	1.29%	1.41%	1.40%	1.30%	1.11%	1.06%
Return on Average Equity (ROAE)	9.28%	12.38%	9.11%	1.33%	1.05%	7.57%	7.08%	4.94%
Return on Average Tangible Equity (ROATE) (1)	9.67%	12.96%	9.50%	1.39%	1.09%	7.99%	7.53%	5.30%
Return on Average Tangible Common Equity (ROATCE) (1)	10.28%	13.88%	10.13%	1.49%	1.17%	9.16%	9.01%	6.43%
Net Interest Margin(2) (tax equivalent basis)	3.35%	3.31%	3.40%	3.23%	3.25%	3.22%	3.24%	3.25%
Efficiency Ratio(3)	68.2%	59.6%	68.9%	63.4%	63.9%	66.9%	70.9%	71.7%
Non-Interest Income / Average Assets	0.90%	0.98%	0.87%	0.80%	0.80%	0.88%	0.78%	0.70%
Non-Interest Expense / Average Assets	2.81%	2.46%	2.85%	2.45%	2.49%	2.62%	2.72%	2.68%
Loan and Lease Yield	5.00%	4.55%	4.93%	4.36%	4.41%	4.33%	4.53%	4.74%
Deposit Cost	1.22%	0.77%	1.07%	0.71%	0.73%	0.59%	0.56%	0.62%

(1) Reconciliation provided in non-GAAP tables in this Appendix. See also "Non-GAAP Disclaimer" on slide 2.
(2) Calculated on a tax equivalent basis
(3) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income.

CAPSTAR FINANCIAL HOLDINGS, INC.
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Historical Financials

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,			
(Dollars in thousands, except per share information)	2018	2017	2018	2017	2017	2016	2015	2014
PER SHARE OUSTANDING DATA								
Basic Net Earnings per Share	$0.30	$0.39	$0.87	$0.13	$0.13	$0.98	$0.90	$0.59
Diluted Net Earnings per Share	$0.28	$0.35	$0.79	$0.11	$0.12	$0.81	$0.73	$0.49
Book Value Per Share, Reported	$12.25	$11.92	$12.25	$11.92	$11.91	$11.62	$10.74	$10.17
Tangible Book Value Per Share, Reported*	$11.74	$11.36	$11.74	$11.36	$11.37	$11.06	$10.00	$9.41
Shares of Common Stock Outstanding at End of Period	12,125,122	11,346,498	12,125,122	11,346,498	11,582,026	11,204,515	8,577,051	8,471,516
CAPITAL RATIOS (AT PERIOD END)								
Tier 1 Leverage Ratio	11.02%	10.36%	11.02%	10.36%	10.77%	10.46%	9.33%	8.56%
Common Equity Tier 1 Capital (Cet1)	10.83%	10.58%	10.83%	10.58%	10.70%	10.90%	8.89%	-
Tier 1 Risk-Based Capital	11.49%	11.28%	11.49%	11.28%	11.41%	11.61%	10.41%	10.32%
Total Risk-Based Capital Ratio	12.62%	12.41%	12.62%	12.41%	12.52%	12.60%	11.42%	11.54%
Total Shareholders' Equity to Total Assets Ratio	11.12%	10.77%	11.12%	10.77%	10.93%	10.44%	9.00%	9.10%
Tangible Equity to Tangible Assets *	10.72%	10.35%	10.72%	10.35%	10.51%	10.01%	8.52%	8.58%

* Reconciliation provided in non-GAAP tables in this Appendix. See also "Non-GAAP Disclaimer" on slide 2.

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Historical Financials   Three Months Ended Nine Months Ended Twelve Months Ended December 31, September 30, September 30, (Dollars in thousands, except per share information) 2018 2017 2018 2017 2017 2016 2015 2014 NON-PERFORMING ASSETS (NPA)  Non-Performing Loans $ 5,610 $ 3,165 $ 5,610 $ 3,165 $ 2,695 $ 3,619 $ 2,689 $ 7,738 Troubled Debt Restructurings 1,146 1,222 1,146 1,222 1,206 1,272 125 2,618 Other Real Estate and Repossessed Assets - - - - - - 216 575 Non-Performing Assets 5,610 3,165 5,610 3,165 2,695 3,619 2,905 8,313 ASSET QUALITY RATIOS  Non-Performing Assets / Assets 0.40% 0.24% 0.40% 0.24% 0.20% 0.27% 0.24% 0.74% Non-Performing Loans / Loans 0.52% 0.32% 0.52% 0.32% 0.28% 0.39% 0.33% 1.09% Non-Performing Assets / Loans + OREO 0.52% 0.32% 0.52% 0.32% 0.28% 0.39% 0.36% 1.16% Net Charge-Offs to Average Loans (Periods Annualized) -0.01% -0.75% -0.02% 1.39% 1.09% 0.15% 0.38% 0.15% Allowance for Loan Losses to Total Loans and Leases 1.42% 1.45% 1.42% 1.45% 1.45% 1.24% 1.25% 1.58% Allowance for Loan to Non-Performing Loans 271.3% 446.2% 271.3% 446.2% 509.1% 321.4% 376.8% 145.8% * Reconciliation provided in non-GAAP tables in this Appendix. See also “Non-GAAP Disclaimer” on slide 2.

Historical Financials   As of September 30, As of December 31, (Dollars in thousands, except per share information) 2018 2017 2017 2016 2015 2014 COMPOSITION OF LOANS HELD FOR INVESTMENT  Commercial Real Estate $ 404,753 $ 366,778 $ 350,622 $ 302,322 $ 251,196 $ 219,793 Consumer Real Estate 112,957 100,811 102,581 97,015 93,785 77,688 Construction and Land Development 129,799 79,951 82,586 94,491 52,522 46,193 Commercial and Industrial 398,626 394,600 373,248 379,620 353,442 332,914 Consumer 8,274 6,289 6,862 5,974 8,668 7,910 Other Loans 19,460 26,101 31,638 55,829 48,782 28,578 DEPOSIT COMPOSITION  Non-Interest Bearing 239,792 250,007 301,742 197,788 190,580 157,355 Interest Checking 307,299 303,756 274,681 299,621 189,983 115,915 Savings & Money Market 376,985 338,391 367,245 447,686 437,214 484,600 Time Deposits 202,327 199,341 176,197 183,628 220,683 223,187 * Reconciliation provided in non-GAAP tables in this Appendix. See also “Non-GAAP Disclaimer” on slide 2.

Historical Financials Three Months Ended Nine Months Ended Twelve Months Ended December 31, September 30, September 30, (Dollars in thousands, except per share information) 2018 2017 2018 2017 2017 2016 2015 2014 REAL ESTATE - COMMERCIAL AND CONSTRUCTION CONCENTRATIONS  Construction and Development $ 129,799 $ 79,951 $ 129,799 $ 79,951 $ 82,586 $ 94,491 $ 52,522 $ 46,193 Commercial Real Estate and Construction 443,043 376,416 443,043 376,416 382,300 282,513 198,285 172,803 Construction and Development to Total Risk Based Capital (Reg. 100%) 75.5% 51.4% 75.5% 51.4% 52.9% 63.2% 45.3% 42.8% Coml. Real Estate and Const. to Total Risk Based Capital (Reg. 300%) 257.8% 242.2% 257.8% 242.2% 244.8% 188.8% 170.9% 160.0% MORTGAGE METRICS  Total Origination Volume $ 126,866 $ 116,619 $ 316,111 $ 349,229 $ 440,132 $ 522,037 $ 422,323 $ 253,099 Total Mortgage Loans Sold 149,893 126,965 324,675 323,539 462,506 523,031 407,941 245,891 Purchase Volume as a % of Originations 90% 84% 82% 79% 77%  67% 72% 76% Mortgage Fees/Gain on Sale of Loans 1,634 2,030 4,329 4,617 6,238 7,375 5,962 4,067 Mortgage Fees/Gain on Sale as a % of Loans Sold 1.09% 1.60% 1.33% 1.43% 1.35% 1.41% 1.46% 1.65% Mortgage Fees/Gain on Sale as a % of Total Revenue 11.1% 14.3% 10.1% 11.7% 11.8% 14.9% 13.7% 10.2%

  Three Months Ended September 30, Nine Months Ended September 30, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2018 2017 2018 2017 2017 2016 2015 2014 PRE-TAX PRE-PROVISION INCOME Pre-Tax Income $ 4,210 $ 5,935 $ 12,065 $ 1,550 $ 6,136 $ 13,590 $ 11,029 $ 7,404 Add: Provision for Loan Losses 481 (195) 1,328 12,900 12,870 2,829 1,651 3,869 Pre-Tax Pre-Provision Income 4,691 5,740 13,393 14,450 19,006 16,419 12,680 11,273 PRE-TAX PRE-PROVISION RETURN ON AVERAGE ASSETS Total Average Assets $ 1,421,873 $ 1,367,993 $ 1,390,046 $ 1,367,289 $ 1,357,794 $ 1,262,763 $ 1,140,760 $ 1,064,705 Pre-Tax Pre-Provision Income 4,691 5,740 13,393 14,450 19,006 16,419 12,680 11,273 Pre-Tax Pre-Provision Return on Average Assets 1.31% 1.66% 1.29% 1.41% 1.40% 1.30% 1.11% 1.06% Non-GAAP Financial Measures

  As of September 30, As of December 31, (Dollars in thousands, except per share information) 2018 2017 2017 2016 2015 2014 TANGIBLE EQUITY Total Shareholders’ Equity $ 157,510 $ 144,204 $ 146,946 $ 139,207 $ 108,586 $ 102,651 Less: Intangible Assets 6,220 6,258 6,242 6,290 6,344 6,398 Tangible Equity 151,290 137,946 140,704 132,918 102,242 96,253 TANGIBLE COMMON EQUITY Tangible Equity $ 151,290 $ 137,946 $ 140,704 $ 132,918 $ 102,242 $ 96,253 Less: Preferred Equity 9,000 9,000 9,000 9,000 16,500 16,500 Tangible Common Equity 142,290 128,946 131,704 123,918 85,742 79,753 TANGIBLE EQUITY TO TANGIBLE ASSETS Tangible Equity $ 151,290 $ 137,946 $ 140,704 $ 132,918 $ 102,242 $ 96,253 Total Assets 1,416,907 1,338,559 1,344,429 1,333,675 1,206,800 1,128,395 Less: Intangible Assets 6,220 6,258 6,242 6,290 6,344 6,398 Tangible Assets 1,410,687 1,332,301 1,338,188 1,327,385 1,200,456 1,121,997 Tangible Equity to Tangible Assets 10.72% 10.35% 10.51% 10.01% 8.52% 8.58% TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS Tangible Common Equity $ 142,290 $ 128,946 $ 131,704 $ 123,918 $ 85,742 $ 79,753 Tangible Assets 1,410,687 1,332,301 1,338,188 1,327,385 1,200,456 1,121,997 Tangible Common Equity to Tangible Assets 10.09% 9.68% 9.84% 9.34% 7.14% 7.11% Non-GAAP Financial Measures

  Three Months Ended September 30, Nine Months Ended September 30, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2018 2017 2018 2017 2017 2016 2015 2014 RETURN ON AVERAGE TANGIBLE EQUITY (ROATE) Total Average Shareholder’s Equity $ 156,264 $ 141,556 $ 152,054 $ 141,965 $ 143,402 $ 120,123 $ 106,727  $ 101,030 Less: Average Intangible Assets 6,220 6,258 6,229 6,271 6,265 6,318 6,371 6,855 Average Tangible Equity 151,290 137,946 145,826 135,694 137,137 113,805 100,356 94,175 Net Income to Shareholders 3,656 4,419 10,363 1,409 1,501 9,097 7,559 4,992 Return on Average Tangible Equity (ROATE) 9.67% 12.96% 9.50% 1.39% 1.09% 7.99% 7.53% 5.30% RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE) Average Tangible Equity $ 151,290 $ 137,946 $ 145,826 $ 135,694 $ 137,137 $ 113,805 $ 100,356 $ 94,175 Less: Preferred Equity 9,000 9,000 9,000 9,000 9,000 14,533 16,500 16,500 Average Tangible Common Equity 142,290 128,946 136,826 126,694 128,137 99,273 83,856 77,675 Net Income to Shareholders 3,656 4,419 10,363 1,409 1,501 9,097 7,559 4,992 Return on Average Tangible Common Equity (ROATCE) 10.28% 13.88% 10.13% 1.49% 1.17% 9.16% 9.01% 6.43% Non-GAAP Financial Measures

  As of September 30, As of December 31, (Dollars in thousands, except per share information) 2018 2017 2017 2016 2015 2014 TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Common Equity $ 142,290 $ 128,946 $ 131,704 $ 123,918 $ 85,742 $ 79,753 Shares of Common Stock Outstanding 12,125,122 11,346,498 11,582,026 11,204,515 8,577,051 8,471,516 Tangible Book Value Per Share, Reported $11.74 $11.36 $11.37 $11.06 $10.00 $9.41 SHARES OUTSTANDING AT END OF PERIOD Shares of Common Stock Outstanding 12,125,122 11,346,498 11,582,026 11,204,515 8,577,051 8,471,516 Shares of Preferred Stock Outstanding 878,048 878,049 878,049 878,049 1,609,756 1,609,756 Total Shares Outstanding at End of Period 13,003,170 12,224,547 12,460,075 12,082,564 10,186,807 10,081,272 Non-GAAP Financial Measures

Non-GAAP Financial Measures

(Dollars in thousands, except per share information)	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2018	Nine Months Ended September 30, 2017	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2015	Twelve Months Ended December 31, 2014
OPERATING NET INCOME								
Net Income	$ 3,656	$ 4,419	$ 10,363	$ 1,409	$ 1,501	$ 9,097	$ 7,559	$ 4,992
Add: Merger-Related Expense	540	-	875	-	-	-	-	-
Less: Income Tax Impact	(141)	-	(229)	-	-	-	-	-
Operating Net Income	4,055	4,419	11,009	1,409	1,501	9,097	7,559	4,992
OPERATING DILUTED NET INCOME PER SHARE								
Operating Net Income	$ 4,055	$ 4,419	$ 11,009	$ 1,409	$ 1,501	$ 9,097	$ 7,559	$ 4,992
Average Diluted Shares Outstanding	13,113,775	12,750,423	13,052,831	12,758,091	12,803,511	11,212,026	10,425,039	10,281,044
Operating Diluted Net Income per Share	$ 0.31	$ 0.35	$ 0.84	$ 0.11	$ 0.12	$ 0.81	$ 0.73	$ 0.49
OPERATING RETURN ON AVERAGE ASSETS (ROAA)								
Operating Net Income	$ 4,055	$ 4,419	$ 11,009	$ 1,409	$ 1,501	$ 9,097	$ 7,559	$ 4,992
Total Average Assets	1,421,873	1,367,993	1,390,046	1,367,289	1,357,794	1,262,763	1,140,760	1,064,705
Operating Return on Average Assets (ROAA)	1.13%	1.28%	1.06%	0.14%	0.11%	0.72%	0.66%	0.47%
OPERATING RETURN ON AVERAGE TANGIBLE EQUITY (ROATE)								
Average Tangible Equity	$ 151,290	$ 137,946	$ 145,826	$ 135,694	$ 137,137	$ 113,805	$ 100,356	$ 94,175
Operating Net Income	4,055	4,419	11,009	1,409	1,501	9,097	7,559	4,992
Operating Return on Average Tangible Equity (ROATE)	10.72%	12.96%	10.09%	1.39%	1.09%	7.99%	7.53%	5.30%

The operating non-GAAP amounts and ratios above have excluded the impact of the merger-related items.

CAPSTAR FINANCIAL HOLDINGS, INC. 28

Non-GAAP Financial Measures

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,			
(Dollars in thousands, except per share information)	2018	2017	2018	2017	2017	2016	2015	2014
OPERATING NON-INTEREST EXPENSE								
Non-Interest Expense	$ 10,070	$ 8,475	$ 29,655	$ 25,067	$ 33,765	$ 33,129	$ 30,977	$ 28,562
Less: Merger-Related Expense	(540)	-	(875)	-	-	-	-	-
Operating Non-Interest Expense	9,530	8,475	28,781	25,067	33,765	33,129	30,977	28,562
OPERATING NON-INTEREST EXPENSE / AVERAGE ASSETS								
Operating Non-Interest Expense	$ 9,530	$ 8,475	$ 28,781	$ 25,067	$ 33,765	$ 33,129	$ 30,977	$ 28,562
Total Average Assets	1,421,873	1,367,993	1,390,046	1,367,289	1,357,794	1,262,763	1,140,760	1,064,705
Operating Non-Interest Income / Average Assets	2.66%	2.46%	2.77%	2.45%	2.49%	2.62%	2.72%	2.68%
OPERATING EFFICIENCY RATIO								
Operating Non-Interest Expense	$ 9,530	$ 8,475	$ 28,781	$ 25,067	$ 33,765	$ 33,129	$ 30,977	$ 28,562
Net Interest Income	11,543	10,843	33,976	31,345	41,863	38,463	34,773	32,416
Non Interest Income	3,218	3,372	9,072	8,171	10,908	11,084	8,884	7,419
Total Revenues	14,761	14,215	43,048	39,516	52,771	49,548	43,657	39,835
Operating Efficiency Ratio	64.6%	59.6%	66.9%	63.4%	63.9%	66.8%	70.9%	71.7%

The operating non-GAAP amounts and ratios above have excluded the impact of the merger-related items.

CAPSTAR FINANCIAL HOLDINGS, INC.
29

CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Claire W. Tucker President and Chief Executive Officer CapStar Financial Holdings, Inc. (615) 732-6402 Email: ctucker@capstarbank.com Rob Anderson Chief Financial and Administrative Officer CapStar Financial Holdings, Inc. (615) 732-6470 Email: randerson@capstarbank.com Corporate Headquarters